                                                                    EXHIBIT 99.1


                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CORTIFICATES
                                 SERIES 1998-8

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on December 3, 1998. The information below includes the Initial Contracts described in the Prospectus Supplement dated October 28, 1998, as well as the Additional Contracts transferred to the Trust. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

 GEOGRAPHICAL DISTRIBUTION OF INITIAL AND CERTAIN ADDITIONAL CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama.................        1,985             6.63%       $   69,066,936.68      5.88%
Alaska..................            2              .01               188,589.61       .02
Arizona.................          618             2.06            25,311,562.96      2.15
Arkansas................          628             2.10            20,640,953.17      1.76
California..............          770             2.57            31,127,425.60      2.65
Colorado................          631             2.11            30,086,956.82      2.56
Connecticut.............           15              .05               577,042.71       .05
Delaware................          161              .54             5,764,617.93       .49
Florida.................        1,697             5.67            72,195,881.19      6.15
Georgia.................        1,734             5.79            67,251,760.05      5.73
Hawaii..................            1              .00                18,361.74       .00
Idaho...................          160              .53             7,683,935.55       .65
Illinois................          505             1.69            17,826,071.33      1.52
Indiana.................          782             2.61            31,221,064.48      2.67
Iowa....................          468             1.56            15,014,751.04      1.28
Kansas..................          402             1.34            15,579,827.38      1.32
Kentucky................          756             2.53            25,818,782.29      2.20
Louisiana...............          707             2.36            23,189,645.05      1.97
Maine ..................          241              .80            11,216,021.47       .95
Maryland................          112              .37             3,768,063.11       .32
Massachusetts...........           24              .08               691,267.23       .06
Michigan................        1,534             5.12            71,390,167.00      6.08
Minnesota...............          639             2.13            21,319,588.40      1.81
Mississippi.............          718             2.40            24,240,127.64      2.06
Missouri................          843             2.82            26,633,191.64      2.27
Montana.................          254              .85            10,192,315.83       .87
Nebraska................          158              .53             5,765,085.08       .49
Nevada..................          272              .91            12,714,317.80      1.08
New Hampshire...........          171              .57             6,503,911.89       .55
New Jersey..............           15              .05               658,316.91       .06
New Mexico..............          623             2.08            27,737,218.64      2.36
New York................          417             1.39            15,397,077.29      1.31
North Carolina..........        2,670             8.92           107,549,186.40      9.16
North Dakota............          137              .46             4,606,931.93       .39
Ohio....................          685             2.29            27,962,733.28      2.38
Oklahoma................          737             2.46            26,925,665.13      2.29
Oregon..................          385             1.29            25,520,312.80      2.17
Pennsylvania............          430             1.44            15,852,357.47      1.35
Rhode Island............            2              .01                49,914.65       .00
South Carolina..........        1,199             4.00            50,347,787.62      4.21
South Dakota............          234              .78             8,463,617.01       .72
Tennessee...............          891             2.98            30,604,317.53      2.60
Texas...................        2,530             8.45            99,357,880.73      8.46
Utah....................          107              .36             5,681,427.48       .48
Vermont.................           89              .30             4,254,161.00       .36
Virginia................          481             1.60            17,533,524.62      1.49
Washington..............          376             1.26            21,793,930.45      1.85
West Virginia...........          441             1.47            13,814,310.24      1.17
Wisconsin...............          321             1.07            11,344,220.17       .96
Wyoming.................          180              .60             7,349,677.37       .63
U.S. Military Base......            1              .01                35,614.00       .01
                               ------           ------        -----------------    ------
**Totals................       29,939           100.00%       $1,175,838,405.39    100.00%
                               ======           ======        =================    ======

        YEARS OF ORIGINATION OF INITIAL AND CERTAIN ADDITIONAL CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1984....................            2                   $       19,545.96                                 *%
1985....................            1                            6,517.00                                 *
1986....................          159                        1,369,407.21                               .12
1987....................          342                        3,090,397.88                               .26
1988....................            2                           33,938.75                               .00
1989....................            2                           66,045.17                               .01
1990....................            4                           71,431.93                               .01
1991....................            3                           73,229.98                               .01
1992....................            6                          169,509.64                               .01
1993....................           14                          389,785.60                               .03
1994....................           39                        1,521,760.87                               .13
1995....................           47                        2,065,133.79                               .18
1996....................           58                        3,021,086.64                               .26
1997....................           68                        4,165,325.95                               .35
1998....................       29,192                    1,159,775,289.02                             98.63
                               ------                   -----------------                           -------
   Total................       29,939                   $1,175,838,405.39                            100.00%
                               ======                   =================                           =======

--------

*   Indicates an amount greater than zero but less than .05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

    DISTRIBUTION OF ORIGINAL INITIAL AND CERTAIN ADDITIONAL CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......          1,121                        $    8,566,609.63                                  .73%
    Between $10,000 and
     $19,999................          4,474                            65,878,252.18                                 5.60
    Between $20,000 and
     $29,999................          6,231                           155,528,255.30                                13.23
    Between $30,000 and
     $39,999................          6,199                           213,877,866.25                                18.20
    Between $40,000 and
     $49,999................          4,082                           182,244,010.10                                15.50
    Between $50,000 and
     $59,999................          3,003                           164,579,994.36                                14.00
    Between $60,000 and
     $69,999................          1,926                           124,432,879.99                                10.58
    Between $70,000 and
     $79,999................          1,128                            84,235,476.77                                 7.16
    Between $80,000 and
     $89,999................            696                            58,863,501.98                                 5.01
    Between $90,000 and
     $99,999................            464                            44,025,835.95                                 3.74
    Between $100,000 and
     $109,999...............            246                            25,763,354.62                                 2.19
    Between $110,000 and
     $119,999...............            154                            17,690,911.38                                 1.50
    Between $120,000 and
     $129,999...............             89                            11,048,994.99                                  .94
    Between $130,000 and
     $139,999...............             47                             6,289,540.73                                  .53
    Between $140,000 and
     $149,999...............             29                             4,193,260.15                                  .36
    Between $150,000 and
     $159,999...............             20                             3,085,065.47                                  .26
    Between $160,000 and
     $169,999...............              9                             1,490,857.53                                  .13
    Between $170,000 and
     $179,999...............              9                             1,564,888.30                                  .13
    Between $180,000 and
     $189,999...............              4                               743,779.13                                  .06
    Between $190,000 and
     $199,999...............              1                               193,845.54                                  .02
    Between $200,000 and
     $249,999...............              7                             1,541,225.04                                  .13
                                     ------                        -----------------                               ------
       Total................         29,939                        $1,175,838,405.39                               100.00%
                                     ======                        =================                              =======

--------
(1) The largest original Contract amount is $241,882.46, which represents .02% of the aggregate principal balance of the Subsequent Contracts as of the Cut-off Date.

             DISTRIBUTION OF ORIGINAL INITIAL AND CERTAIN ADDITIONAL
                        LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           1,180                   $   34,470,750.38                       2.93%
   61% to 65%................             356                       11,593,592.82                        .99
   66% to 70%................             582                       22,949,421.41                       1.95
   61% to 75%................             855                       33,937,070.77                       2.89
   61% to 80%................           2,399                       93,119,762.20                       7.92
   61% to 85%................           3,032                      127,638,147.54                      10.86
   86% to 90%................           9,856                      402,139,449.37                      34.19
   91% to 95%................           8,818                      342,380,866.78                      29.12
     Over 95%................           2,861                      107,609,344.12                       9.15
                                      -------                   -----------------                     ------
   Total.....................          29,939                   $1,175,838,405.39                     100.00%
                                      =======                   =================                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                  INITIAL AND CERTAIN ADDITIONAL CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........             23                  $  1,502,046.53                         .13%
 5.00001% to  6.00000%.......            108                     6,946,536.00                         .59
 6.00001% to  7.00000%.......          2,271                   171,208,502.87                       14.56
 7.00001% to  8.00000%.......          4,063                   228,402,450.66                       19.42
 8.00001% to  9.00000%.......          4,818                   219,467,668.99                       18.66
 9.00001% to 10.00000%.......          4,989                   195,299,375.03                       16.61
10.00001% to 11.00000%.......          4,701                   160,666,019.89                       13.66
11.00001% to 12.00000%.......          4,567                   113,539,282.58                        9.66
12.00001% to 13.00000%.......          2,983                    57,562,068.92                        4.90
13.00001% to 14.00000%.......          1,007                    17,019,232.00                        1.45
14.00001% to 15.00000%.......             38                       578,557.39                         .05
15.00001% to 16.00000%.......            296                     2,915,374.11                         .25
16.00001% to 17.00000%.......             75                       731,290.42                         .06
Over 17.00000%                             0                              .00                         .00
                                      ------                -----------------                      ------
   Total................              29,939                $1,175,838,405.39                      100.00%
                                      ======                =================                      ======

    INITIAL AND CERTAIN ADDITIONAL REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                25               $      122,345.20                           .01%
   31 to  60.................             1,023                    8,811,643.11                           .75
   61 to  90.................               747                   10,512,749.03                           .89
   91 to 120.................             2,046                   33,442,422.08                          2.84
  121 to 150.................               681                   14,540,342.31                          1.24
  151 to 180.................             4,081                   98,586,988.60                          8.38
  181 to 210.................               177                    6,173,464.71                           .53
  211 to 240.................             4,549                  146,471,447.18                         12.46
  241 to 270.................                53                    2,423,013.25                           .21
  271 to 300.................             2,577                   92,647,580.40                          7.88
  301 to 330.................                55                    2,846,615.30                           .24
  331 to 360.................            13,925                  759,259,794.22                         64.57
                                         ------               -----------------                        ------
   Total.....................            29,939               $1,175,838,405.39                        100.00%
                                         ======               =================                        ======